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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               November 9, 1998
                              (November 4, 1998)
              ----------------------------------------------------
                Date of report (Date of earliest event reported)

                              Telco Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                Delaware                0-12622             94-2178777
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         (State or Other Juris-  (Commission File No.)    (IRS Employer
       diction of Incorporation)                       Identification No.)


                               68 Nahatan Street
                         Norwood, Massachusetts  02062
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             (Address of Principal Executive Offices and Zip Code)

                                 (781) 551-0300
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

        This Current Report on Form 8-K/A amends the Company's Current Report on Form 8-K dated November 4, 1998 to replace the audited historical financial statements filed therein with the following definitive audited historical financial statements of the Company, a copy of which is attached as an exhibit hereto and incorporated by reference herein: Consolidated Balance Sheets as of August 30, 1998 and August 31, 1997 and the related Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for each of the three years ended August 30, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit 23.1 Consent of Independent Auditors

        Exhibit 99.1 Definitive Consolidated Financial Statements and Schedule
                     of the Company as of August 30, 1998 and 1997 and for each of the three years in the period ended August 30, 1998 and report of independent auditors



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.


Dated: November 9, 1998


                        TELCO SYSTEMS, INC.



                        By: /s/ William J. Stuart
                            -------------------------------------------------
                            Name: William J. Stuart
                            Title: Vice President and Chief Financial Officer


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